SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Pursuant to §240.14a-12

SMG Indium Resources Ltd.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SMG INDIUM RESOURCES LTD.

100 Park Avenue, 16th Floor

New York, New York 10017

212-984-0635

May 19, 2014

To the Stockholders of SMG Indium Resources Ltd.:

SMG Indium Resources Ltd. (the “Company “) is pleased to send you the enclosed notice of the 2014 Annual Meeting of Stockholders of the Company (the “ Meeting “) to be held at 11:00 a.m. on Tuesday, June 24, 2014 at Raging Capital Management, LLC, 10 Princeton Ave., Rocky Hill, NJ 08553-0228.

The items of business for the Meeting are listed in the following Notice of Annual Meeting and are more fully addressed in the attached proxy statement. The proxy statement is first being mailed to stockholders of the Company on or about May 19, 2014.

Your vote is important — please date, sign and return your proxy card in the enclosed envelope as soon as possible to ensure that your shares will be represented and voted at the Meeting even if you cannot attend. If you attend the Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

If you have any questions regarding this material, please do not hesitate to call me at (212) 984-0635.

Sincerely yours,

Alan C. Benjamin
Chief Executive Officer
SMG Indium Resources Ltd.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE OR VOTE ONLINE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

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SMG INDIUM RESOURCES LTD.

100 Park Avenue, 16th Floor

New York, New York 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Tuesday, June 24, 2014

The 2014 Annual Meeting of Stockholders (the “ Meeting “) of SMG Indium Resources Ltd. (the “ Company “) will be held at 11:00 a.m. on Tuesday, June 24, 2014, at Raging Capital Management, LLC, 10 Princeton Ave., Rocky Hill, NJ 08553-0228, for the following purposes:

1.	To elect Ailon Z. Grushkin, William C. Martin, Frederick C. Wasch, Allan J. Young and Fred Arena as directors to serve for a one-year term (Proposal 1);

2.	To hold an advisory vote on compensation of our named executive officers (Proposal 2);

3.	To hold an advisory vote to determine frequency of the advisory vote on compensation of our named executive officers (Proposal 3);

4.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal 4); and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders are cordially invited to attend the Meeting in person; however, only stockholders of record as of the close of business on April 28, 2014 will be entitled to notice of, and to vote at, the Meeting or any adjournments. To assure your representation at the Meeting, please complete and sign the enclosed proxy card and return it promptly. Even if you have previously submitted a proxy card, you may choose to vote in person at the Meeting. Whether or not you expect to attend the Meeting, please read the attached proxy statement and then promptly complete, date, sign and return the enclosed proxy card in order to ensure your representation at the Meeting. If you hold your shares through a brokerage firm, you may cast your vote by following the instructions on your proxy card. If you are a registered stockholder, you may vote your shares by returning your proxy in the postage-paid envelope provided. You may also have access to the materials for the Meeting by visiting the website www.smg-indium.com.

The Board of Directors unanimously recommends a vote FOR election of all director nominees, FOR the approval of the compensation of our named executive officers, For the advisory vote on the frequency of the advisory vote on the compensation of our named executive officers every THREE YEARS FOR the ratification of the appointment of KPMG LLP and all other proposals to be submitted at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Alan C. Benjamin
Chief Executive Officer
New York, New York

May 19, 2014

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SMG INDIUM RESOURCES LTD.

100 Park Avenue, 16th Floor

New York, New York 10017

212-984-0635

__________________________

PROXY STATEMENT
__________________________

ANNUAL MEETING OF STOCKHOLDERS

To be held on Tuesday, June 24, 2014, 11:00 a.m.

Raging Capital Management, LLC,

10 Princeton Ave.

Rocky Hill, NJ 08553-0228

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

This proxy statement describes the proposals on which our Board of Directors would like you, as a stockholder, to vote at our 2014 Annual Meeting of the Stockholders, which will take place on Tuesday, June 24, 2014 at 11:00 a.m. local time at Raging Capital Management, LLC, 10 Princeton Ave., Rocky Hill, NJ 08553-0228.

This proxy statement also gives you information on these proposals so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about May 19, 2014, to all stockholders of record entitled to vote at the Meeting.

In this proxy statement, we refer to SMG Indium Resources Ltd. as the “Company”, “we”, “us” or “our.”

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, par value $.001 per share (“Common Stock”), at the close of business on April 28, 2014 (the “Record Date”) may attend and vote at the Meeting. Each share is entitled to one vote. There were 8,561,997 shares of Common Stock outstanding at the close of business on the Record Date. All shares of Common Stock shall have one vote per share and vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 28 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Ailon Z. Grushkin, our President, and/or Richard Biele, our Secretary and Chief Operating Officer, as your representative at the Meeting. By completing and returning the proxy card as described herein, you are authorizing these persons to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on: (i) the election of our directors, Ailon Z. Grushkin, William C. Martin, Frederick C. Wasch, Allan J. Young and Fred Arena to terms of one (1) year, (ii) the approval (on a non-binding basis) of the compensation of our named executive officers, (iii) the frequency of the advisory vote on compensation of our named executive officers, and (iv) the ratification of the appointment of KPMG LLP, our independent registered public accounting firm for the year ending December 31, 2014. We may also transact such other business that properly comes before the Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that the stockholders vote “FOR” the election of the director nominees, “FOR” the approval of the compensation of our named executive officers, for the advisory vote on the frequency of the advisory vote on the compensation of our named executive officers every “THREE YEARS”, and “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014.

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What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Some of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, at the close of business on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

How do I vote?

(1) You may vote by mail. You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	for the election of all director nominees;

•	for the approval of the compensation of our named executive officers;

•	for the advisory vote on the frequency of the advisory vote on compensation of our named executive officers every three years;

•	to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014; and

•	according to the best judgment of either Mr. Grushkin or Mr. Biele, if a proposal comes up for a vote at the Meeting that is not on the proxy card.

(2) You may vote in person at the Meeting. We will pass out written ballots to anyone who wants to vote at the Meeting. However, if you hold your shares in street name, you must bring to the Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

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What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

•	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the Meeting; or

•	attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposal 4 only.

How many votes are required to elect Ailon Z. Grushkin, William C. Martin, Frederick C. Wasch, Allan J. Young and Fred Arena as directors?

The affirmative vote of a plurality of the votes cast at the Meeting are required to elect Ailon Z. Grushkin, William C. Martin, Frederick C. Wasch, Allan J. Young and Fred Arena as directors. A plurality means that the nominees with the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the Meeting.

How many votes are required to approve the compensation of our named executive officers?

The affirmative vote of a majority of the votes cast at the Meeting will determine, on an advisory basis, the approval of the compensation of our named executive officers. An abstention will have no effect on the outcome of the vote, as it will not be counted as a vote cast. If your broker holds your shares in “street name,” and if you do not vote your shares, your brokerage firm does not have authority to vote your unvoted shares held by the firm because this matter is considered to be non-routine. If your broker cannot vote your shares on matters such as these because it does not have instructions from you or discretionary voting authority on that matter, this is referred to as a “broker non-vote.” Broker non-votes will have no effect on the outcome of the vote.

How many votes are required to select the frequency with which the advisory vote on the compensation of our named executive officers is held?

The affirmative vote of a majority of the votes cast at the Meeting will determine, on an advisory basis, whether we will conduct an advisory vote on the compensation of our named executive officers every one, two, or three years. However, because this vote is advisory and is not binding on our Board of Directors, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. Abstentions and broker non-votes will not be counted and, accordingly, will have no effect on the outcome of the vote on this proposal. Because there are three options for this proposal, it is possible that none of the options will receive a majority vote. In that case, the Board will nevertheless carefully consider the stockholder preferences indicated by the vote.

How many votes are required to ratify the appointment of Company’s independent registered public accounting firm.

The affirmative vote of a majority of the votes cast at the Meeting are required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the nominees for directors, for the approval of an advisory vote on the compensation of our named executive officers every three years, and all other proposals being placed before our stockholders at the Meeting.

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Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting, and following the Meeting we will file a Current Report on Form 8-K announcing the voting results of the Meeting.

Who can help answer my questions?

You can contact our Secretary and Chief Operating Officer, Mr. Richard Biele, at (212) 984-0635 or by sending a letter to Mr. Biele at offices of the Company at 100 Park Avenue, 16th Floor, New York, New York 10017, with any questions about proposals described in this proxy statement or how to execute your vote.

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SMG INDIUM RESOURCES LTD.

100 Park Avenue, 16th Floor

New York, New York 10017

212-984-0635

PROXY STATEMENT

INTRODUCTION

2014 Annual Meeting of Stockholders

This proxy statement is being furnished to holders of shares of common stock, $.001 par value (the “Common Stock”) of SMG Indium Resources Ltd., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “ Board ”) for use at the 2014 Annual Meeting of Stockholders of the Company (the “Meeting”). The Meeting is to be held at 11:00 a.m. on Tuesday, June 24, 2014 at Raging Capital Management, LLC, 10 Princeton Ave., Rocky Hill, NJ 08553-0228 and at any adjournment or adjournments thereof.

Record Date; Mailing Date

The Board has fixed the close of business on April 28, 2014 (the “Record Date”) as the Record Date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting. The proxy statement is first being mailed to stockholders of the Company on or about May 19, 2014.

Proposals to be Submitted at the Meeting

At the Meeting, stockholders will be acting upon the following proposals:

1.	The election of Ailon Z. Grushkin, William C. Martin, Frederick C. Wasch, Allan J. Young and Fred Arena as directors to serve for a one-year term (Proposal 1);

2.	An advisory vote on the compensation of our named executive officers (Proposal 2);

3.	An advisory vote to determine the frequency of the advisory vote on compensation of our named executive officers (Proposal 3);

4.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 (Proposal 4); and

5.	Transaction of such other business as may properly come before the Meeting or any adjournment thereof.

Principal Offices

The principal executive offices of the Company are located at 100 Park Avenue, 16th Floor, New York, New York 10017. The Company’s telephone number at such address is (212) 984-0635.

Information Concerning Solicitation and Voting

As of the Record Date, there were 8,561,997 outstanding shares of Common Stock. Only holders of shares of Common Stock at the close of business on the Record Date will be entitled to vote at the Meeting. The holders of record are entitled to one vote per share on each matter to be voted on at the Meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Meeting. If a quorum should not be present, the Meeting may be adjourned until a quorum is obtained. Abstentions and broker non-votes will count toward the presence of a quorum. A “broker non-vote” occurs when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions. To be elected, the nominees named in Proposal 1 must receive the vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting. Any other matters that may be acted upon at the Meeting will be determined by the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Meeting and entitled to vote on the matter. An abstention will have the same effect as a vote against. A “broker non-vote” is not counted for purposes of voting on these matters. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposal 4.

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Expenses

The expense of preparing, printing and mailing this proxy statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of proxies

Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. IF NO CONTRARY SPECIFICATION IS MADE, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES “FOR” THE NOMINEES DESCRIBED IN THIS PROXY STATEMENT, FOR THE FREQUENCY OF THE ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY “THREE YEARS” AND FOR ALL OTHER PROPOSALS DESCRIBED IN THIS PROXY STATEMENT. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

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PROPOSAL 1

ELECTION OF DIRECTORS

Introduction

The Board currently consists of the following members:

Ailon Z. Grushkin

William C. Martin

Frederick C. Wasch

Allan J. Young

Fred Arena

At the Meeting, stockholders will be asked to elect each of Ailon Z. Grushkin, William C. Martin, Frederick C. Wasch, Allan J. Young and Fred Arena as directors, each to hold office for a one-year term that expires at the 2015 Annual Meeting of Stockholders or until his successor is elected and qualified, or until his earlier resignation or removal.

The Board has nominated each of Ailon Z. Grushkin, William C. Martin, Frederick C. Wasch, Allan J. Young and Fred Arena, who each currently serve as a director, to stand for reelection as directors at the Meeting. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of Ailon Z. Grushkin, William C. Martin, Frederick C. Wasch, Allan J. Young and Fred Arena.

We have been advised by each of Ailon Z. Grushkin, William C. Martin, Frederick C. Wasch, Allan J. Young and Fred Arena that they are willing to be named as a nominee and each are willing to continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Directors and Executive Officers

Listed below are the names of the directors, executive officers and significant employees of the Company, their ages as of the Record Date and positions held:

Name	Age	Position

Alan Benjamin	52	Chief Executive Officer
Ailon Z. Grushkin	42	Chairman of the Board and President
Richard A. Biele	44	Chief Operating Officer and Secretary
Mary E. Paetzold	64	Chief Financial Officer
Frederick C. Wasch	43	Director
Fred Arena	58	Director
Allan J. Young	57	Director
William C. Martin	36	Director

There are no arrangements between our directors and any other person pursuant to which our directors were nominated or elected for their positions. There are no family relationships between any of our directors or executive officers.

None of the Company’s directors or executive officers have been involved, in the past ten years and in a manner material to an evaluation of such director’s or officer’s ability or integrity to serve as a director or executive officer, in any of those “Certain Legal Proceedings” more fully detailed in Item 401(f) of Regulation S-K, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws.

Alan C. Benjamin has been our Chief Executive Officer and a member of our Manager since our inception, and our Chairman of the Board from inception to December 9, 2013. From 2009 to 2011, Mr. Benjamin was also a principal at MD SolarSciences, a primary skin cancer prevention company. From 2003 to 2009, Mr. Benjamin owned and operated SMA Development Associates, LLC, a Connecticut-based real estate investment company. Prior to this, he spent thirteen years at American International Group (“AIG”) where he last served as Senior Vice President in charge of AIG’s global base metals businesses. Mr. Benjamin began his career at Drexel Burnham Lambert in 1983, where he started as a broker in their commodity’s department and by 1988 he was managing the Asian operations of the firm’s bullion trading activities. Drexel’s commodity trading group moved to AIG in 1990 where Mr. Benjamin founded and managed their metals and foreign exchange trading operations in Asia. From 2005 to 2009, Mr. Benjamin was also a Managing Member of Heritage Building Group, a contractor in the luxury residential market in Fairfield County, Connecticut. Mr. Benjamin has extensive experience trading physical metals. He is a graduate of the University of Michigan with a Bachelor of Arts in History.

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Ailon Z. Grushkin has been our President and Director since our inception and has been a member of our Manager during the same time. Currently, he is our Chairman of the Board. He is the Managing Member of the General Partner of the Nano-Cap New Millennium Growth Fund LP., a micro-cap focused hedge fund he founded in January 2000. He is also currently the Managing Member of the AZG Tangible Assets Fund LLC., a commodities based hedge fund he launched in January 2004. From 1996 to 2011, Mr. Grushkin was also the General Partner of the Nano-Cap Hyper Growth Partnership L.P., a hedge fund he founded in 1996. From 1990 to 1996, Mr. Grushkin worked or interned at Merrill Lynch Futures Investment Partners (‘‘MLFIP’’), Thompson McKinnon Securities, Prudential Securities and Sumitomo Bank Ltd. At these firms, he held various positions including assistant commodity trader, commodity trading advisor analyst and assistant derivatives trader. Mr. Grushkin’s experience purchasing and taking delivery of minor physical metals for his own personal investment, as well as his experience managing the AZG Tangible Assets Fund LLC, a fund dedicated to investing in commodities and equities linked to commodities, enables him to provide our Board with valuable insights relating to our business model. Mr. Grushkin is a graduate of the John M. Olin School of Business at Washington University in St. Louis with a Bachelor of Science in Business Administration.

Richard A. Biele has been our Chief Operating Officer and Secretary since our inception, a director from our inception to December 9, 2013 and, through Brack Advisors LLC, has been a member of our Manager. Since 2005, Mr. Biele has been a Principal of Princeton Financial Partners, which owns and operates the Newtown, Pennsylvania branch of Andrew Garrett Inc., a full service boutique Broker Dealer based in New York, New York. The branch services both retail and institutional investors. In addition to being a Registered Representative in the branch, Mr. Biele has brought in investment banking clients and assists with the non-daily management of the branch. From 2005 to 2007, Princeton Financial Partners operated as an affiliate of S.W. Bach & Company, a FINRA regulated securities firm. While at Princeton Financial Partners, Mr. Biele continued to manage his brokerage business and began trading commodities for his personal account. From August 2001 through November 2005, Mr. Biele worked as a registered representative at Kirlin Securities. From January 1998 through August 2001, Mr. Biele worked at Princeton Securities, where he established investment banking relationships with other broker dealers and managed his existing clientele’s assets. Mr. Biele has had seventeen years of experience in brokerage, investment banking and mergers and acquisitions. Mr. Biele has extensive experience in brokerage, investment banking and mergers and acquisitions, which enables him to share valuable perspectives regarding strategic planning matters. Mr. Biele has a Bachelor of Science in Economics from Old Dominion University.

Mary E Paetzold has been our Chief Financial Officer since July 2011. Ms. Paetzold is a Certified Public Accountant with over 35 years of experience with the audit, accounting, internal control and finance functions of public and private companies. From 2002 to the present, Ms. Paetzold has served as a director, chairman of the audit committee, and member of the compensation, nominating and governance committees for Immunomedics, Inc., a publicly traded biotechnology company. From 2003 to 2011, she served as a director and chairman of the audit committee of Orthovita Inc., a publicly traded orthobiologics and biosurgery company that was acquired by Stryker Corporation in June 2011. From January 2008 to December 2008, she was an adjunct professor at the Cameron School of Business at the University of North Carolina at Wilmington. From 1994 through February 2000, she served as Vice President, Chief Financial Officer and Director (1996-1997) of Ecogen Inc, a publicly traded agricultural biotechnology company. From 1973 to 1994, Ms. Paetzold practiced with KPMG Peat Marwick, LLP, predecessor to KPMG, LLP, serving as an audit partner from 1984 to 1994. Ms. Paetzold's extensive experience serving as a Certified Public Accountant, audit partner, Chief Financial Officer and the chairman of various audit committees for publicly traded companies qualifies her to serve as the Company's Chief Financial Officer. Ms. Paetzold has a Bachelor of Arts in Mathematics from Montclair State University and received her certification from the New Jersey Board of Accountancy in 1977. She is a member of the New Jersey Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

William C. Martin has been a director since January 2010 and, through RCM Indium, LLC, is a member of our Manager. RCM Indium, LLC’s members are Raging Capital Management, LLC and Raging Capital Fund (QP), LP. Mr. Martin is currently the Chairman and Chief Investment Officer of Raging Capital Management, LLC, a private investment partnership based near Princeton, New Jersey that was founded in 2006. As an entrepreneur, Mr. Martin has co-founded a number of financial information and media companies, including RagingBull.com in 1997, Indie Research, LLC in 2002 and InsiderScore.com in 2004. Mr. Martin has invested in and/or advised a number of Internet and institutional financial services companies, including CallStreet, LLC acquired by Factset Research Systems, Inc. (NYSE: FDS), ByteTaxi, Inc. (dba: FolderShare), acquired by Microsoft, Inc. (NASDAQ: MSFT), Gerson Lehrman Group, Majestic Research Corp., acquired by Investment Technology Group (NYSE: ITG), and Lux Research, Inc. Mr. Martin has also served on two public company boards, including, from 2000 to 2009, Bankrate, Inc., which was acquired by Apax Partners in 2009, and, from 2009 to 2010, Salary.com, Inc., which was acquired by Kenexa (NASDAQ: KNXA) in 2010. Mr. Martin’s extensive experience founding start-up companies as well as his previous and current history serving on the board of directors of publicly traded companies enables him to provide the board with valuable perspectives on governance matters.

Independent Non-Employee Directors

Fred Arena has been a director since January 2008. Mr. Arena is currently the Managing Partner and Chief Operating Officer of Vision Equities LLC, an east coast commercial real estate owner and developer. In his career, he has developed or overseen the asset management of over 80 million square feet of office space. In May 2006, Mr. Arena was brought in by the board of directors of American Financial Realty Trust to create an asset and management division and to help market it for sale, which was consummated in April 2008. From 1999 to 2006, Mr. Arena served as Regional Managing Director of Commercial Real Estate for one of the Goldman Sachs Whitehall Companies. From 1993 through 1999, Mr. Arena was Senior Vice President of Asset Management and General Manager for one of the most prestigious privately owned real estate companies in the northeast. Mr. Arena began his career with Hartz Mountain Industries in the 1980s managing a ten million square foot commercial office portfolio. Mr. Arena serves on the board of directors of the Building Owners & Managers Association (BOMA) New Jersey, and is a member of its Executive Board. He is also a member of the National Association of Industrial & Office Properties (NAIOP). Mr. Arena is qualified to serve on our Board of Directors because of his extensive experience managing a portfolio of over ten million square feet of warehouse buildings in the northeast as well as founding an asset management company that oversaw the management of warehouses. This experience enables Mr. Arena to provide the board with important perspectives on business management and strategic planning. Mr. Arena received his Bachelor of Science in Business Administration and Management from Rutgers University.

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Allan J. Young, CFA joined our Board as a director in December 2013. He is currently a Managing Partner at Raging Capital Management, LLC ("Raging Capital"), a private investment partnership based near Princeton, New Jersey, where he joined in February 2006. Prior thereto, he was Director of Research at RateFinancials, Inc., an independent securities research firm that rates and ranks the financial reporting of public companies. From 1983 to 1995, Mr. Young was Vice President—Investments at Lehman Brothers, where his clients included high net worth individuals, institutional investors, and hedge funds, corporations and merchant banks. He also has practiced law and founded a Bermuda-based reinsurance company. Mr. Young’s experience enables him to provide the Audit Committee with valuable perspectives on compliance, risk management and public reporting. Mr. Young has a Bachelor of Arts degree in Mathematics from the University of Rochester and a Juris Doctor degree from Washington University in St. Louis. He is a Chartered Financial Analyst, a member of the CFA Institute, the New York Society of Security Analysts, and the New York State Bar Association.

Frederick C. Wasch joined our Board as a director in December 2013. He has served as the Chief Financial Officer of Raging Capital Management, LLC (“Raging Capital”), a private investment partnership based near Princeton, New Jersey, since April 2011.  He leads Raging Capital’s financial, compliance, operational and organizational functions, and participates in the firm’s investor communications.  Prior to Raging Capital, Mr. Wasch was an independent financial strategy consultant and served as interim Chief Financial Officer at a number of companies in New York. Prior to his consulting work, Mr. Wasch co-founded CallStreet, now FactSet CallStreet, LLC (www.callstreet.com), a leading provider of transcripts of earning conference calls.  He led CallStreet’s financing effort and was responsible for all business development activities. CallStreet was successfully sold to FactSet Research Systems (NYSE: FDS) in May of 2004. Prior to CallStreet, he spent 5 years at Hambrecht & Quist, an investment bank, in its venture capital group where he focused on companies in software, communications and the Internet. This experience enables Mr. Wasch to provide our Board with important insights on business and strategic planning opportunities. While at Hambrecht & Quist, Mr. Wasch was active in sourcing, evaluating and executing on new investment opportunities and served on the board of a number of portfolio companies in the enterprise software and hardware industries.  Mr. Wasch graduated from Princeton University with a Bachelor of Arts degree in Political Economy and received a Masters in Business Administration/Finance from Columbia Business School.

Board Composition

Our certificate of incorporation, as amended, and bylaws provide that the authorized number of directors may be changed only by resolution of the board of directors. We currently have five directors with each director serving a one-year term. At each annual meeting of stockholders, the successors to the directors will be elected to serve until the next annual meeting following the election.

Director Independence

Our Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, the Board has determined that Messrs. Arena, Wasch and Young are ‘‘independent directors’’ under the NASDAQ independence standards.

Meetings of the Board of Directors

In 2013, the board of directors met three times telephonically. Each incumbent director attended at least 75% of the total number of meetings of the board of directors and all committees of the board on which such director served. All of our directors attended our 2012 annual meeting of stockholders. Directors are encouraged, but are not required, to attend our annual meeting of stockholders.

Board Committees

Our Board currently has three standing committees: Audit Committee, Nominating and Governance Committee, and a Compensation Committee, each of which is described below. All standing committees operate under charters that have been approved by the Board. Copies of the charters of the Audit Committee, Compensation Committee and the Nominating and Governance Committee can be found on our Internet site www.smg-indium.com.

Audit Committee. Our Audit Committee was composed of Fred Arena (Chairman), Mark Stephen Neuhof and Patrick James (P.J.) Richardson through December 9, 2013. Currently, the Audit Committee is composed of Fred Arena (Chairman), Frederick Wasch and Allan Young. All members of our Audit Committee are independent as defined in the NASDAQ rules. In addition, the Board of Directors has determined that Fred Arena satisfies the SEC’s criteria for an “audit committee financial expert.” The Audit Committee met four times telephonically during 2013. Each committee member was present for at least 75% of the Audit Committee meetings held during such director’s tenure as a member of the Audit Committee. Our Audit Committee oversees our corporate accounting, financial reporting practices and the annual audit and quarterly reviews of the financial statements. For this purpose the Audit Committee has a charter (which is reviewed annually) and performs several functions.

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The Audit Committee’s primary functions are:

•	assist the Board in monitoring the integrity of our financial statements;

•	appoint and retain the independent registered public accounting firm to conduct the annual audit and quarterly reviews of our books and records and review the firm’s independence;

•	review the proposed scope and results of the audit and discuss required communications in connection with the audit;

•	review and pre-approve the independent registered public accounting firm’s audit and non-audit services rendered;

•	review accounting and financial controls with the independent registered public accounting firm and our financial and accounting staff;

•	meet regularly with the independent registered public accounting firm without management present;

•	recognize and prevent prohibited non-audit services;

•	establish procedures for complaints received by us regarding accounting matters;

•	review, pass on the fairness of, and approve “related-party transactions” as required by and in conformance with the rules and regulations of Nasdaq or the SEC;

•	establish procedures for the identification of management of potential conflicts of interest, and review and approve any transactions where such potential conflicts have been identified; and

•	prepare the report of the audit committee that SEC rules require to be included in our annual meeting proxy statement.

Compensation Committee. Our Compensation Committee was composed of Mr. P.J. Richardson (Chairman), Mr. Fred Arena and Mr. Mark Stephen Neuhof through December 9, 2013. Currently, the Compensation Committee is composed of Fred Arena, Frederick Wasch (Chairman) and Allan Young. The Compensation Committee did not meet during 2013 and has a charter that is reviewed annually. Our Compensation Committee’s primary functions are:

•	review and recommend the compensation arrangements for management, including the compensation for our chief executive officer;

•	establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

•	approve and oversee reimbursement policies for directors, executive officers and key employees;

•	administer our stock incentive plan;

•	review and discuss the compensation discussion and analysis prepared by management to be included in our annual report, proxy statement or any other applicable filings as required by the SEC; and

•	prepare the report of the compensation committee that SEC rules require to be included in our annual meeting proxy statement.

Decisions regarding executive compensation are ultimately determined by the Board upon recommendations of the Compensation Committee, which reviews a number of factors in its decisions, including market information about the compensation of executive officers at similar-sized companies within our industry and geographic region, and recommendations from our Chief Executive Officer. The Compensation Committee may consult external compensation consultants to assist with the recommendation of executive compensation. The Compensation Committee did not utilize the services of an eternal compensation consultant in 2013.

Non-executive director compensation is determined by the entire Board after review and approval by the Compensation Committee. For further information regarding the 2013 director compensation program, please see “Director Compensation” below.

Nominating and Governance Committee. Our Nominating and Governance Committee was composed of Messrs. P.J. Richardson (Chairman), Mark Stephen Neuhof and Fred Arena through December 9, 2013. Currently, the Nominating and Governance Committee is composed of William Martin (Chairman), Fred Arena, Frederick Wasch and Allan Young. The Nominating and Governance Committee did not meet in 2013. The Nominating and Governance Committee has a charter which is reviewed annually.

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Our Nominating and Governance Committee’s primary functions are:

•	identify the appropriate size, functioning and needs of and nominate members of the board of directors;

•	develop and recommend to the board of directors a set of corporate governance principles applicable to our company and review at least annually our code of conduct and ethics;

•	review and maintain oversight of matters relating to the independence of our board and committee member, in light of the independence standards of the Sarbanes-Oxley Act of 2002 and the rules of the NASDAQ Stock Market; and

•	oversee the evaluation of the board of directors and management.

The Nominating and Governance Committee recommends to the Board of Directors candidates for nomination to the Board of Directors. When considering individuals to recommend for nomination as directors, our Nominating and Governance Committee seeks persons who possess the following characteristics: integrity, education, commitment to the Board of Directors, business judgment, relevant business experience, diversity, reputation, and high performance standards. While the Board values a diversity of viewpoints and backgrounds, it does not have a formal policy regarding the consideration of diversity in identifying director nominees. The Nominating and Governance Committee may engage the services of third party search firms to assist in identifying and assessing the qualifications of director candidates. During 2013, the Nominating and Governance Committee did not pay any fees to third parties to assist in the identification of Director nominees.

The Nominating and Governance Committee will consider recommendations for director candidates from stockholders, provided that the stockholder submits the director nominee and reasonable supporting material concerning the nominee by the due date for a stockholder proposal to be included in the Company’s Proxy Statement for the applicable annual meeting as set forth in Section 2.14 of the Company’s Bylaws and the rules of the SEC then in effect. See “Shareholder Proposals and Director Nominations” below. During 2013, we did not receive any director nominations from stockholders.

The Nominating and Governance Committee will consider properly and timely submitted director candidates recommended by stockholders of the Company. Stockholders who wish to suggest qualified candidates for election to the Board should write to the Company's headquarters' address, Attn: Richard Biele. These recommendations should include detailed biographical information concerning the nominee, his or her qualifications to be a member of the Board and a description of any relationship the nominee has to other stockholders of the Company. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. For further information regarding the timeliness of submitting recommendations for director candidates, see “Deadline for Submission of Stockholder Proposals for 2015 Annual Meeting of Stockholders.”

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors evaluates its leadership structure and role in risk oversight on an ongoing basis. Since our initial public offering in 2011, our leadership structure has divided the roles of Chairman of the Board of Directors, Chief Executive Officer and the President into two positions. Through December 9, 2013, Alan Benjamin served as Chairman of the Board of Directors and Chief Executive Officer while Ailon Z. Grushkin served as our President. Currently, Ailon Grushkin serves as Chairman of the Board and President and Alan Benjamin serves as Chief Executive Officer. Our Board of Directors determines what leadership structure it deems appropriate based on factors such as the experience of the applicable individuals, the current business environment of the Company and other relevant factors. After considering these factors, our Board of Directors has determined that the individual roles of Chairman of the Board of Directors and Chief Executive Officer, and President, are an appropriate board leadership structure for our company at this time.

The Board of Directors is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s board leadership structure supports this approach. Through our Chief Executive Officer and President, and other members of management, the Board of Directors receives periodic reports regarding the risks facing the Company. In addition, the Audit Committee assists the Board of Directors in its oversight role by receiving periodic reports regarding our risk and control environment.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors,executive officers and persons who beneficially own more than ten percent of our Common Stock file with the SEC initial reports of their ownership of our common stock and reports of changes in such ownership.

Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in fiscal year 2013, all of these filing requirements were satisfied.

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Corporate Code of Conduct and Ethics

We have adopted a corporate Code of Conduct and Ethics which is reviewed annually. The text of our Code of Conduct and Ethics, which applies to our officers and each member of our Board, is posted in the “Corporate Governance” section of our website, www.smg-indium.com. We intend to satisfy 5.05 of Form 8-K regarding any amendments to, or waiver from, a provision of our Code of Conduct and Ethics by posting such information on our website, www.smg-indium.com. A copy of our Code of Conduct and Ethics is also available in print; free of charge, upon written request to 100 Park Avenue, 16th Floor, New York, New York 10017, Attn: Richard Biele.

Our website is not a part of this proxy statement; references to our website address in this proxy statement are intended to be inactive textual references only.

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Summary Compensation Table

The following table shows the total compensation paid or accrued during the fiscal years ended December 31, 2013 and 2012 to (1) our Chief Executive Officer, and (2) our other named executive officers during the fiscal year ended December 31, 2013 (collectively, the “named executive officers”):

Name and principal position	Year	Salary ($)(1) (2)	Bonus ($)	Stock awards($)(3)	Option award($) (1)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)(2)	Total ($)
Specialty Metals	2013	0	0	0	0	0	0	626,565	626,565
Group Advisors,
LLC (Manager) (2)	2012	0	0	0	0	0	0	620,349	620,349

Alan C. Benjamin	2013	0	0	0	0	0	0	156,641	156,641
Chief Executive
Officer (principal	2012	0	0	0	0	0	0	155,062	155,062
executive officer) (2)

Mary E. Paetzold	2013	60,000	25,000	0	5,900	0	0	0	90,900
Chief Financial
Officer (principal	2012	55,000	12,500	0	7,150	0	0	0	74,650
financial and
accounting officer) (1)

Ailon Z. Grushkin	2013	0	0	0	0	0	0	156,641	156,641
President (2)	2012	0	0	0	0	0	0	155,062	155,062

Richard A. Biele	2013	0	0	0	0	0	0	156,641	156,641
Chief Operating
Officer (2)	2012	0	0	0	0	0	0	155,062	155,062

(1)	In July 2011, the Company entered into an arrangement with Ms. Paetzold that provided for cash compensation of $50,000 per year and quarterly five-year options to acquire 2,500 shares of common stock. In June 2012, the arrangement was amended to provide Ms. Paetzold cash compensation of $60,000 per year and quarterly five-year options to acquire 5,000 shares of common stock. All options vest at the date of grant and are exercisable at the market value at the date of grant. The Compensation Committee also approved cash bonuses of $25,000 and $12,500 during 2013 and 2012, respectively. The 2013 bonus was paid in January 2014. The Compensation Committee also has established for 2014 a target bonus for Ms. Paetzold in the amount of $25,000.

(2)	Upon the successful completion of our initial public offering in 2011, the Company entered into a Management Service Agreement with Specialty Metals Group Advisors LLC (“the Manager”). Under the agreement the Company pays the Manager a fee which aggregated $0.6 million in both 2013 and 2012. Alan C. Benjamin, Ailon Z. Grushkin, BRACK Advisors LLC, a New Jersey limited liability company controlled by Richard A. Biele, and RCM Indium LLC, an entity controlled by William C Martin, a major shareholder and a director, each own 25.00% of the Manager. The compensation reported for Messrs. Benjamin, Grushkin and Biele in the above table under the heading “All Other Compensation” represents their share of the Manager fee

(3)	Share awards are valued at the fair value at the grant date. Stock options are valued at a fair value in accordance with FASB Accounting Standards Codification (“ASC”) Topic 718. For information regarding assumptions underlying the determination of grant date fair value of share and option awards in accordance with FASB ASC Topic 718, see note 2 of notes to financial statements included in the Company’s Annual Report on Form 10K for the year ended December 31, 2013.

All compensation awarded to directors and executive officers are deliberated among, and approved by, the Compensation Committee and the Board. Except the employment arrangement with Ms. Paetzold , as described above, we have no employment agreements or arrangements with our named executive officers. Messrs. Benjamin, Grushkin, Biele and Martin provide services on our behalf through the Manager and are compensated by the Manager out of the management fee paid by us to the Manager pursuant to the Management Services Agreement.

Director Compensation

We do not pay directors, who are also members of our Manager, any additional compensation for their service as a director. We do compensate our non-executive, independent directors who are not representatives of Raging Capital for their service as directors. Below we show the compensation paid to our non-executive directors in fiscal 2013.

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Director Compensation Table

The following table shows the compensation paid to our non-executive, independent directors for their Board service during the year ended December 31, 2013:

					Change in
	Fees				Pension
	Earned				Value and
	or			Non-Equity	Nonqualified
	Paid in	Stock	Option	Incentive Plan	Deferred	All Other
	Cash ($)	Awards	Awards	Compensation	Compensation	Compensation
	(1)	($)(2)	($)(2)	($)	Earnings ($)	($)	Total ($)

Fred Arena	10,000	-	-	-	-	-	10,000
Mark Stephen Neuhof (3)	10,000	-	-	-	-	-	10,000
P.J. Richardson (3)	10,000	-	-	-	-	-	10,000
William Martin (4)	-	-	-	-	-	156,641	156,641
Frederick Wasch(5)	-	-	-	-	-	-	-
Allan Young(5)	-	-	-	-	-	-	-

(1)	For further information, see "Cash Compensation of Board of Directors” below.
(2)	At December 31, 2013, the number of shares of our common stock underlying options held by each of our non-executive directors listed in the table was as follows: Mr. Arena, 23,333; Mr. Neuhof, 23,333; Mr. Richardson, 23,333; Mr. Martin, 5,000.
(3)	Mark Stephen Neuhof and P.J. Richardson resigned from the Board on December 9, 2013.
(4)	Upon the successful completion of our initial public offering in 2011, the Company entered into a Management Service Agreement with Specialty Metals Group Advisors LLC (“the Manager”). Under the agreement the Company pays the Manager a fee which aggregated $0.6 million in both 2013 and 2012. Alan C. Benjamin, Ailon Z. Grushkin, BRACK Advisors LLC, a New Jersey limited liability company controlled by Richard A. Biele, and RCM Indium LLC, an entity controlled by William C Martin, each own 25.00% of the Manager. The compensation reported in the above table under the heading “All Other Compensation” represents Mr. Martin’s share of the Manager fee.
(5)	Messrs. Wasch and Young joined our Board on December 9, 2013.

Cash Compensation of Directors

Each of the independent members of our Board who are not representatives of Raging Capital Management, LLC are paid such remuneration for their services as our Board may, from time to time, determine. In 2013, we paid such independent Board members a retainer of $10,000 per year and meeting fees of $1,000 per meeting attended in person (including committee meetings). We also reimburse the members of our Board for out-of-pocket expenses for attending such meetings, and all directors participate in the indemnification arrangements described under the Management Services Agreement, as amended.

Equity Compensation of Directors

Since our initial public offering in 2011, our independent directors have participated in our 2008 Long-Term Incentive Compensation Plan, as amended. Under this plan, directors receive an annual option grant of 5,000 shares of Common Stock on the date of our Annual Meeting.  The options are exercisable at the market price on the date of grant, vest immediately and expire in five years.  In 2012, we granted 5,000 stock options to each of our three independent directors.  In 2013, because we did not hold an Annual Meeting, we did not grant any stock options to our independent directors.

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Outstanding Equity Awards at 2013 Year End

The table below presents outstanding unexercised options, unvested stock and equity incentive plan awards held by each of our executive officers as of December 31, 2013:

	Option awards					Stock awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards; Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Specialty Metals	155,000	0	0	4.50	11/23/14	0	0	0	0

Group Advisors LLC(1)	300,000	0	0	4.50	05/09/16

Alan C	51,666	0	0	4.50	11/23/14	0	0	0	0
Benjamin(1)	100,000	0	0	4.50	5//09/16	0	0	0	0

Ailon Z	51,666	0	0	4.50	11/23/14	0	0	0	0
Grushkin(1)	100,000	0	0	4.50	5/09/16	0	0	0	0

Richard A	51,666	0	0	4.50	11/23/14	0	0	0	0
Biele(1)	100,000	0	0	4.50	5/09/16	0	0	0	0

Mary E	2,500	0	0	4.51	7/22/16	0	0	0	0
Paetzold(2)	2,500	0	0	3.90	10/23/16	0	0	0	0
	2,500	0	0	3.55	12/31/16	0	0	0	0
	2,500	0	0	3.40	4/01/17	0	0	0	0
	5,000	0	0	2.70	7/01/17	0	0	0	0
	5,000	0	0	2.63	10/01/17	0	0	0	0
	5,000	0	0	2.45	1/01/18	0	0	0	0
	5,000	0	0	2.58	3/31/18	0	0	0	0
	5,000	0	0	2.85	6/30/18	0	0	0	0
	5,000	0	0	3.29	9/30/18	0	0	0	0

(1)	Upon the successful completion of our initial public offering in 2011, Specialty Metals Group Advisors LLC was granted 155,000 stock options that are exercisable at $4.50 per share. Such options vested immediately upon the closing of our initial public offering in May 2011 and expire on November 23, 2014. Specialty Metals Group Advisors LLC also received 150,000 stock options in connection with the exchange of 75,000 shares of common stock in May 2011 and an additional 150,000 stock options received in connection with the exchange of our Note Payable in May 2011. These 300,000 stock options are exercisable at $4.50 per share, vested immediately upon the closing of our initial public offering in May 2011 and expire on May 9, 2016. Alan C. Benjamin, Ailon Z. Grushkin, BRACK Advisors LLC, an entity controlled by Richard A. Biele, and RCM Indium LLC each own 25.00% of the Manager. However, RCM Indium, LLC, a Delaware limited liability company, whose members include Raging Capital Fund (QP), LP and Raging Capital Management, LLC, whose sole member is William C. Martin, does not have any ownership rights to any common stock or stock options owned by or granted to Specialty Metals Group Advisors LLC. Alan C. Benjamin, Ailon Z. Grushkin and BRACK Advisors LLC, an entity whose managing member is Richard A. Biele, each have beneficial ownership rights to any common stock or stock options owned by or granted to Specialty Metals Group Advisors LLC, as indicated above.

(2)

In July 2011, we entered into an arrangement with Mary E. Paetzold that provides for quarterly five-year options to acquire 2,500 shares of common stock vesting at the date of grant and exercisable at the market value at the date of grant. In June 2012 such arrangement was modified to provide for the quarterly grant of fully vested, five-year options to acquire 5,000 shares of common stock exercisable at the market value at the date of grant.

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Equity Compensation Plan Information

The following table provides information with respect to our compensation plans under which equity compensation is authorized as of December 31, 2013.

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders
2008 Long-Term Incentive Compensation Plan	1,000,000	$4.72	320,001
Equity compensation plans not approved by security holders	-	-	-
Total	1,000,000	$4.72	320,001

2008 Long-Term Incentive Compensation Plan

In 2008, our Board adopted and our stockholders approved the 2008 Long-Term Incentive Compensation Plan. Under this plan, we may grant incentive stock options, non-qualified stock options restricted and unrestricted stock awards and other stock-based awards. The purpose of the 2008 Long-Term Incentive Compensation Plan is to provide an incentive to attract directors, officers, consultants, advisors and employees whose services are considered valuable to encourage a sense of proprietorship and to stimulate an active interest of such person in our development and financial achievements. As amended in July 2010, a maximum of 1,000,000 shares of Common Stock has been reserved for issuance under this plan. The plan expires on January 31, 2018. Our Board has authorized our Compensation Committee to administer our plan. In connection with the administration of our 2008 Long-Term Incentive Compensation Plan, the Compensation Committee, with respect to awards to be made to any person who is not one of our directors, will:

•	determine which employees and other persons will be granted awards under our 2008 Long-Term Incentive Compensation Plan;

•	grant the awards to those selected to participate;

•	determine the exercise price for options; and

•	prescribe any limitations, restrictions and conditions upon any awards, including the vesting conditions of awards.

With respect to stock options or restricted stock awards to be made to any of our directors, the Compensation Committee will make recommendations to our Board as to:

•	which of such persons should be granted stock options, restricted stock awards, performance units or stock appreciation rights;

•	the terms of proposed grants of awards to those selected by our Board to participate;

•	the exercise price for options; and

•	any limitations, restrictions and conditions upon any awards.

Any grant of awards to any of directors under our 2008 Long-Term Incentive Compensation Plan must be approved by our Board. In addition, the Compensation Committee will:

•	interpret our 2008 Long-Term Incentive Compensation Plan; and

•	make all other determinations and take all other action that may be necessary or advisable to implement and administer our 2008 Long-Term Incentive Compensation Plan.

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Our Board may amend our Long-Term Incentive Compensation Plan at any time. However, without stockholder approval, our 2008 Long-Term Incentive Compensation Plan may not be amended in a manner that would:

•	increase the number of shares that may be issued under our 2008 Long-Term Incentive Compensation Plan;

•	materially modify the requirements for eligibility for participation in our 2008 Long-Term Incentive Compensation Plan;

•	materially increase the benefits to participants provided by our 2008 Long-Term Incentive Compensation Plan; or

•	otherwise disqualify our 2008 Long-Term Incentive Compensation Plan for coverage under Rule 16b-3 promulgated under the Exchange Act.

Awards previously granted under our 2008 Long-Term Incentive Compensation Plan may not be impaired or affected by any amendment of our 2008 Long-Term Incentive Compensation Plan, without the consent of the affected grantees.

Transferability

With the exception of Non-Qualified Stock Options, awards are not transferable other than by will or by the laws of descent and distribution. Non-Qualified Stock Options are transferable on a limited basis. Restricted stock awards are not transferable during the restriction period.

Change of Control Event

The 2008 Long-Term Incentive Compensation Plan provides that in the event of a change of control the Board shall have the discretion to determine whether, and to what extent to, accelerate the vesting, exercise or payment of an Award.

Termination of Employment/Relationship

Awards granted under our 2008 Long-Term Incentive Compensation Plan that have not vested will generally terminate immediately upon the grantee’s termination of employment or business relationship with us or any of our subsidiaries for any reason other than retirement with our consent, disability or death. The Board or a committee of the Board may determine at the time of the grant that an award agreement should contain provisions permitting the grantee to exercise the stock options for any stated period after such termination, or for any period the Board or a committee of the Board determines to be advisable after the grantee’s employment or business relationship with us terminates by reason of retirement, disability, death or termination without cause. Incentive Stock Options will, however, terminate no more than three months after termination of the optionee’s employment, twelve months after termination of the optionee’s employment due to disability and three years after termination of the optionee’s employment due to death. The Board or a committee of the Board may permit a deceased optionee’s stock options to be exercised by the optionee’s executor or heirs during a period acceptable to the Board or a committee of the Board following the date of the optionee’s death but such exercise must occur prior to the expiration date of the stock option.

Dilution; Substitution

As described above, our 2008 Long-Term Incentive Compensation Plan will provide protection against substantial dilution or enlargement of the rights granted to holders of awards in the event of stock splits, recapitalizations, asset acquisitions, consolidations, reorganizations or similar transactions. New award rights may, but need not, be substituted for the awards granted under our 2008 Long-Term Incentive Compensation Plan, or our obligations with respect to awards outstanding under our 2008 Long-Term Incentive Compensation Plan may, but need not, be assumed by another corporation in connection with any asset acquisition, consolidation, acquisition, separation, reorganization, sale or distribution of assets, liquidation or like occurrence in which we are involved. In the event that our 2008 Long-Term Incentive Compensation Plan is assumed, the stock issuable with respect to awards previously granted under our 2008 Long-Term Incentive Compensation Plan shall thereafter include the stock of the corporation granting such new option rights or assuming our obligations under the 2008 Long-Term Incentive Compensation Plan.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF AILON Z. GRUSHKIN, WILLIAM C. MARTIN, FREDERICK C. WASCH, ALLAN J. YOUNG and Fred Arena TO SERVE AS DIRECTORS FOR A TERM OF ONE YEAR.

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PROPOSAL 2—ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (SAY-ON-PAY)

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, requires that our stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation at the Meeting, commonly referred to as a “Say-on-Pay” vote.

The advisory vote on executive compensation is a non-binding vote on the compensation of our “named executive officers,” as described in the tabular disclosure regarding such compensation and the accompanying narrative disclosure, set forth in this proxy statement.

The advisory vote on executive compensation is not a vote on our general compensation policies, the compensation of our Board of Directors, or our compensation policies as they relate to risk management. The Dodd-Frank Act requires that we hold the advisory vote on executive compensation at least once every three years.

The Compensation Committee of our Board of Directors oversees and administers our executive compensation program, including the evaluation and approval of compensation plans, policies and programs offered to our named executive officers. The Compensation Committee has designed the executive compensation program for our named executive officers to meet the following objectives:

•	Ensure executive compensation is aligned with our corporate strategies and business objectives.

•	Reinforce the importance of meeting and exceeding identifiable and measurable goals through superior awards for superior performance.

•	Provide total direct compensation that is competitive in markets in which we compete for management talent in order to attract, retain and motivate the best possible executive talent.

•	Provide an incentive for long-term continued employment with our Company.

•	Reinforce our desired culture and unique corporate environment by fostering a sense of ownership, urgency and overall entrepreneurial spirit.

 The vote solicited by this Proposal No. 2 is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee. The outcome of the vote will not require the Company, our Board of Directors or our Compensation Committee to take any action, and will not be construed as overruling any decision by the Company or the Board of Directors.

Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, our Board of Directors, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.

Stockholders will be asked at the Meeting to approve the following resolution pursuant to this Proposal No. 2:

RESOLVED, that the stockholders of SMG Indium Resources Ltd. approve, on an advisory basis, the compensation of the Company’s named executive officers, disclosed pursuant to Item 402 of Regulation S-K in the Company’s definitive proxy statement for the 2014 Annual Meeting.

Approval of this resolution requires the affirmative vote of a majority of the shares of SMG Indium Resources Ltd.'s common stock voted at the 2014 Annual Meeting. Abstentions and broker non-votes will not be counted and, accordingly, will have no effect on the outcome of the vote on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL 3—ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (SAY ON FREQUENCY)

In connection with Proposal No. 2 above seeking advisory approval of our executive compensation program, the Dodd-Frank Act also requires that we include in this proxy statement a separate advisory (non-binding) stockholder vote to advise on whether the Say-on-Pay vote should occur every one, two or three years. You have the option to vote for any one of the three options, or to abstain on the matter. For the reasons described below, our Board of Directors recommends that our stockholders select a frequency of three years, or a triennial vote. We are required to solicit stockholder approval on the frequency of future Say-on-Pay proposals at least once every six years, although we may seek stockholder input more frequently.

Our Board of Directors believes that our current executive compensation programs directly link executive compensation to our financial performance and align the interests of our executive officers with those of our stockholders. Our Board of Directors believes that, of the three choices, submitting a nonbinding, advisory Say-on-Pay resolution to stockholders every three years is the most appropriate choice. Our compensation program does not change significantly from year to year and is designed to induce performance over a multi-year period. A vote held every three years would be more consistent with, and provide better input on, our long-term compensation, which constitutes a significant portion of the compensation of our named executive officers. Our Board of Directors believes that stockholder feedback every three years will be more useful as it will provide stockholders with a sufficient period of time to evaluate the overall compensation paid to our named executive officers, the components of that compensation and the effectiveness of that compensation. The amount of compensation and mix of components of such compensation in any one year may differ from year to year, and the three year period will provide stockholders with a more complete view of the amount and mix of that compensation. The triennial Say-on-Pay vote will also provide stockholders with the benefit of assessing over a period of years whether the components of the compensation paid to our named executive officers have achieved positive results for the Company. A three-year vote cycle also gives the Board and Compensation Committee sufficient time to thoughtfully consider the results of the advisory vote, to engage with stockholders to understand and respond to the vote results and effectively implement any appropriate changes to our executive compensation policies and procedures.

Our Board of Directors is aware of and took into account views that some have expressed in support of conducting an annual advisory vote on executive compensation. We are aware that some stockholders believe that annual advisory votes will enhance or reinforce accountability. However, we have in the past been, and will in the future continue to be, proactively engaged with our stockholders on a number of topics and in a number of forums. Thus, we view the advisory vote on executive compensation as an additional, but not exclusive, opportunity for our stockholders to communicate with us regarding their views on the Company’s executive compensation programs. In addition, because our executive compensation programs have typically not changed materially from year to year and are designed to operate over the long-term and to enhance long-term performance, we are concerned that an annual advisory vote on executive compensation could lead to short-term perspective inappropriately bearing on our executive compensation programs. Finally, although we believe that holding an advisory vote on executive compensation every three years will reflect the right balance of considerations in the normal course, we will periodically reassess that view and can provide for an advisory vote on executive compensation on a more frequent basis if changes in our compensation programs or other circumstances suggest that a more frequent vote would be appropriate.

We understand that our stockholders may have different views as to what is the best approach for SMG Indium Resources Ltd., and we look forward to hearing from our stockholders on this proposal.

The Board of Directors will continue to engage with stockholders on executive compensation between stockholder votes.

You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, or abstain from voting when you vote in response to the resolution set forth below.

RESOLVED, that the stockholders of SMG Indium Resources Ltd. determine, on an advisory basis, that the frequency with which the stockholders of the Company shall have an advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the SEC, is:

Choice 1—every year;

Choice 2—every two years;

Choice 3—every three years; or

Choice 4—abstain from voting.

The option of three years, two years or one year that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by stockholders. However, because this vote is advisory and is not binding on our Board of Directors, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. Abstentions and broker non-votes will not be counted and, accordingly, will have no effect on the outcome of the vote on this proposal.

This vote may not be construed (1) as overruling a decision by the Company or our Board of Directors or (2) to create or imply any change or addition to the fiduciary duties of the Company or our Board of Directors.

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THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY “THREE YEARS”. STOCKHOLDERS ARE NOT VOTING TO APPROVE OR DISAPPROVE THE BOARD OF DIRECTORS’ RECOMMENDATION. STOCKHOLDERS MAY CHOOSE AMONG THE FOUR CHOICES INCLUDED IN THE RESOLUTION SET FORTH ABOVE.

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PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF THE

COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014

On April 10, 2014, the Audit Committee of the Board approved the appointment of the firm of KPMG LLP (“KPMG ”) to serve as our independent registered public accountant for our year ending December 31, 2014. The independent registered public accountant’s report of KPMG on our consolidated financial statements for the year ended December 31, 2013 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  In the event of a negative vote on this proposal by the stockholders, the Audit Committee may consider whether it is appropriate, either for this fiscal year or in the future, to consider the selection of other independent registered public accounting firms.

Audit Fees. The following table summarizes fees payable for services provided to us by our independent registered public accounting firm, which were pre-approved by the Audit Committee:

	2013	2012

Audit Fees (1):	$90,000	$98,000
Audit-Related Fees:	-	-
Tax Fees (2):	18,000	10,000
All Other Fees:	-	-

Total	$108,000	$108,000

(1)	Audit fees include fees for professional services rendered for the audits of the financial statements of the Company, quarterly reviews, consents and assistance with the review of documents filed with the SEC.

(2)	Tax fees include fees for tax services, including tax compliance.

The Audit Committee of the board of directors has established its preapproval policies and procedures, pursuant to which the Audit Committee approved the forgoing audit and tax services provided by KPMG. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed fee estimates for these services. Pursuant to these procedures, the Audit Committee approved the foregoing audit and tax services provided by KPMG.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure. None.

A representative of KPMG may attend the Meeting, may have the opportunity to make a statement should they desire to do so and may respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPROVAL OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014.

AUDIT COMMITTEE REPORT

The Audit Committee’s primary function is to assist the Board of Directors in monitoring the integrity of SMG Indium Resources Ltd.'s financial statements, financial reporting process, systems of internal control and the independence and performance of the independent registered public accounting firm.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm SMG Indium Resources Ltd.'s audited financial statements as of and for the year ended December 31, 2013.

The Audit Committee has also discussed with the independent registered public accounting firm the matters required by PCAOB Auditing Standard No. 16.

The Company has adopted a Code of Ethics for its senior financial officers which the Audit Committee believes is compliant with the SEC Regulation S-K Item 406.

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In general, Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants, as adopted by the Public Company Accounting Oversight Board, requires the independent registered public accounting firm to provide the Committee with additional information regarding the scope and results of the audit, including:

•	the independent registered public accounting firm’s responsibilities under generally accepted auditing standards;
•	the independent registered public accounting firm’s judgments about the quality of SMG Indium Resources Ltd.'s accounting principles;
•	the adoption of, or a change in, accounting policies;
•	sensitive accounting estimates;
•	accounting for significant unusual transactions and for controversial or emerging areas;
•	significant audit adjustments;
•	unadjusted audit differences considered to be immaterial;
•	other information in documents containing audited financial statements;
•	total fees for management consulting services and types of services rendered;
•	disagreements with management on financial accounting and reporting matters;
•	major issues discussed with management prior to retention;
•	consultation with other accountants;
•	difficulties encountered in performing the audit; and
•	material errors, fraud and illegal acts.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by this proxy statement.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered accounting firm the independent registered accounting firm’s independence. When considering the independent registered public accounting firm’s independence, the Audit Committee considered whether their provision of services to SMG Indium Resources Ltd. beyond those rendered in connection with their audit and review of SMG Indium Resources Ltd.'s financial statements was compatible with maintaining their independence and discussed with the auditors any relationships that may impact their objectivity and independence. The Audit Committee also reviewed, among other things, the amount of fees paid to the auditors for audit services in fiscal 2013. Information about the auditors’ fees for fiscal year 2013 is listed above in this proxy statement under “Ratification of the Appointment of the Independent Registered Public Accounting Firm For 2014”. Based on these discussions and considerations, the Audit Committee is satisfied as to the independent registered public accounting firm’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in SMG Indium Resources Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2013. The Audit Committee has also selected KPMG as SMG Indium Resources Ltd.'s’ independent registered public accounting firm for the fiscal year ending December 31, 2014.

The Audit Committee

Fred Arena (Chairman),

Frederick C. Wasch

Allan J. Young

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OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Company’s Board.

Other Business

The Company’s Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

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Beneficial Ownership of Principal Stockholders, Officers and Directors

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of April 28, 2014 for: (i) each of our directors; (ii) each of our executive officers; (iii) all of our directors and executive officers as a group; and (iv) all persons, to our knowledge, are the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting or investment power with respect to the securities.

Except as indicated in footnotes to this table, we believe each person named in this table has sole voting and investment power with respect to the shares of Common Stock set forth opposite such person’s name. Percentage ownership is based on 8,561,997 shares of Common Stock outstanding on April 28, 2014.

	Number of	Percentage of
Name of Beneficial Owners (1)(2)	shares	common stock
5% Stockholders
Specialty Metals Group Advisors LLC (3)(4)(14)	530,000	5.88%
Raging Capital Management LLC(11)	5,934,684	56.36%
Raging Capital Master Fund, Ltd. (11)	5,934,684	56.36%
Anchorage Capital Group, L.L.C. (13)	1,200,000	13.10%
Talara Capital Management, LLC (14)	1,154,828	12.81%
Blackwell Partner, LLC (14)	803,602	5.07%
AC Investment Management LLC (15)	600,000	7.01%
Executive Officers and Directors
Alan C. Benjamin (4)(7)	266,401	3.04%
Ailon Z. Grushkin (4)(8)	409,392	4.64%
Richard A. Biele (4)(9)	227,834	2.61%
Mary E. Paetzold (5)	40,000	*
William Martin (10)(12)	5,953,740	56.48%
Fred Arena (6)	23,333	*
Frederick C. Wasch	-
Allan J. Young	-

All officers and directors as a group (8 persons)(4)(5)(6)(7)(8)(9)(10)(12)	6,981,422	61.87%

*	represents less than 1.0%

(1)	Unless otherwise indicated, the address of each person is SMG Indium Resources, Ltd.100 Park Ave., Suite 16, New York, New York 10017.

(2)	Unless otherwise indicated, all ownership is direct beneficial ownership.

(3)	Includes 455,000 shares that may be acquired upon the exercise of options to purchase Common Stock.

(4)	Messrs. Benjamin, Grushkin, and BRACK Advisors LLC, a New Jersey limited liability company, whose managing member is Richard A. Biele, may be deemed to beneficially own the shares owned by Specialty Metals Group Advisors by virtue of their respective ownership and control of Specialty Metals Group Advisors LLC. However, RCM Indium, LLC, a Delaware limited liability company, whose members include Raging Capital Fund (QP), LP and Raging Capital Management, LLC, whose sole member is William C. Martin, does not have any ownership rights to any Common Stock or stock options owned by or granted to Specialty Metals Group Advisors LLC.

(5)	Includes 50,000 shares that may be acquired upon the exercise of options to purchase Common Stock.

(6)	Includes 23,333 shares that may be acquired upon the exercise of options to purchase Common Stock.

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(7)	Includes 151,666 shares that may be acquired upon the exercise of options to purchase Common Stock held by Specialty Metals Group Advisors LLC and 38,112 shares that may be acquired upon the exercise of Common Stock purchase warrants.

(8)	Includes 111,363 shares and 111,363 shares that may be acquired upon the exercise of Common Stock purchase warrants held by the AZG Tangible Assets Fund LLC and A.Z.G. Capital Corp. Profit Sharing Plan. Ailon Z. Grushkin is the Managing Member of the Managing Member of AZG Tangible Assets Fund LLC and retains 100% equity ownership in the Managing Member. Ailon Z. Grushkin is the sole beneficiary of A.Z.G. Capital Corp. Profit Sharing Plan. Also includes 151,666 shares that may be acquired upon the exercise of options to purchase Common Stock held by Specialty Metals Group Advisors LLC.

(9)	Includes 14,056 shares and 14,056 shares that may be acquired upon the exercise of Common Stock purchase warrants held by Richard A. Biele IRA and 9,000 shares held by BRACK Advisors LLC, a New Jersey limited liability company whose managing member is Richard A. Biele and 151,666 shares that may be acquired upon the exercise of options to purchase Common Stock held by Specialty Metals Group Advisors LLC.

(10)	Includes 5,000 shares that may be acquired upon the exercise of options to purchase Common Stock. Includes 7,028 shares and 7,028 shares that may be acquired upon exercise of Common Stock purchase warrants held by William C. Martin SEP IRA, over which Mr. Martin, as a director of the Company and a member of the Manager through his control of RCM Indium LLC, has voting and investment control. Includes 3,967,542 shares and 1,967,342 shares that may be acquired by the exercise of Common Stock purchase warrants held by Raging Capital Master Fund, Ltd. William C. Martin is the Managing Member of Raging Capital Management, LLC the General Partner of Raging Capital Master Fund , Ltd. William C. Martin retains 100% equity ownership in Raging Capital Management, LLC.

(11)	Includes 3,967,342 shares and 1,967,342 shares that may be acquired upon the exercise of common stock purchase warrants held by Raging Capital Master Fund Ltd. Raging Capital Management, LLC is the General Partner of Raging Capital Master Fund Ltd. William C. Martin is the Chairman, Chief Investment Officer and Managing Member of Raging Capital Management, LLC.

(12)	RCM Indium, LLC, a Delaware limited liability company, whose members include Raging Capital Fund (QP), LP and Raging Capital Management, LLC, whose sole member is William C. Martin, a member of our Board, owns 25% of Specialty Metals Group Advisors LLC. However, RCM Indium, LLC does not have any ownership rights to any Common Stock or stock options owned by or granted to Specialty Metals Group Advisors LLC.

(13)	Based on Schedule 13G/A filed with the Securities and Exchange Commission on June 10, 2013 by Anchorage Capital Group, L.L.C. ("Capital Group"), 610 Broadway, 6th Floor, New York, NY 10012. Also Includes 600,000 shares that may be acquired upon the exercise of Common Stock purchase warrants held by Capital Group. Such shares and warrants are held for the account of Anchorage Capital Master Offshore, Ltd., a Cayman Islands exempted company incorporated with limited liability (“Anchorage Offshore”). Capital Group is the investment advisor to Anchorage Offshore. Anchorage Advisors Management, L.L.C. ("Management") is the sole managing member of Capital Group. Mr. Davis is the President of Capital Group and a managing member of Management and Mr. Ulrich is the Chief Executive Officer of Capital Group and the other managing member of Management.

(14)	Based on Schedule 13G/A filed with the Securities and Exchange Commission on November 19, 2013 by Talara Capital Management, LLC, 805 Third Avenue, 20th Floor, New York, NY 10022, Blackwell Partners, LLC, c/o DUMAC. Inc. 280 S Magnum St., Suite 210, Durham, NC 27701 and David Zusman, c/o Talara Capital Management, LLC 805 Third Avenue, 20th Floor, New York, NY 10022. Blackwell Partners, LLC and Davis Zusman claim shared voting rights with respect to 803,602 and 1,154,828 shares, respectively of TalaraCapital Management, LLC shares. Also based on Form 4's filed with the Securities and Exchange Commission on April 2, 2012 and May 3, 2012 by Talara Capital Management, LLC.

(15)	Based on Schedule 13G/A filed with Securities and Exchange Commission on June 26, 2013 by AC Investment Management LLC, 1350 Avenue of the Americas, Suite 2300, New York, NY 10019.

Certain Relationships and Related Transactions

The following is a description of the transactions we have engaged in since January 1, 2013, with our directors and officers and beneficial owners of more than five percent of our voting securities and their affiliates.

In December 2013, we entered into an Amended and Restated Management Services Agreement with the Manager to govern the management and operations of our company. See ‘‘Management of SMG Indium Resources Ltd. — Management Services Agreement.’’ The members of our Manager are as follows: Ailon Z. Grushkin, our chairman and president; BRACK Advisors LLC, a New Jersey limited liability company, with the managing member being Richard A. Biele, our chief operating officer; Alan C. Benjamin, our chief executive officer and RCM Indium LLC, a Delaware limited liability company, whose members include Raging Capital Fund (QP), LP and Raging Capital Management, LLC, with the sole member being William C. Martin, our director. Specialty Metals Group Advisors LLC is managed by Ailon Z. Grushkin. Pursuant to this agreement the Manager fees during the year ended December 31, 2013 approximated $0.6 million. For further information, see the Summary Compensation Table on page 17 and the Director Compensation Table on page 18.

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We believe that all of the transactions above were made on terms no less favorable to us than could have been obtained from unaffiliated third-parties. We will not engage in any transactions with our officers, principal stockholders, or affiliates involving purchasing, lending, or selling indium to or from us, except pursuant to the terms of our Management Services Agreement.

Conflicts of Interest

None of our officers and directors are required to commit their full time to our affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities. In the course of their other business activities, our officers and directors may become aware of investment and business opportunities that may be appropriate for presentation to us as well as the other entities with which they are affiliated. They may have conflicting fiduciary duties in determining to which entity a particular business opportunity should be presented. Our officers and directors currently are, and may in the future become affiliated with additional entities that are, engaged in business activities similar to those intended to be conducted by us and, accordingly, may have conflicts of interest in determining to which entity a particular business opportunity should be presented. Such officers and directors may become subject to conflicts of interest regarding us and other business ventures in which they may be involved, which conflicts may have an adverse effect on our ability to purchase, hold and sell indium.

We have not adopted a policy that expressly prohibits our directors, officers, security holders or affiliates from having a direct or indirect pecuniary interest in any investment to be acquired or disposed of by us or in any transaction to which we are a party or have an interest. Nor do we have a policy that expressly prohibits any such persons from engaging for their own account in business activities of the types conducted by us. Accordingly, such parties may have an interest in certain transactions in which we are involved, and may also compete with us.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•	the corporation could financially undertake the opportunity;

•	the opportunity is within the corporation’s line of business; and

•	it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. In addition, conflicts of interest may arise when our board evaluates a particular business opportunity with respect to the above-listed criteria. There is no assurance that any of the above mentioned conflicts will be resolved in our favor.

Deadline for Submission of Stockholder Proposals for 2015 Annual Meeting of Stockholders

Stockholders may present proposals intended for inclusion in our proxy statement for our 2015 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company on or before January 19, 2015, and otherwise in compliance with, applicable SEC regulations, and the Company’s Amended and Restated Bylaws, as applicable. If we do not receive notice of any matter to be considered for presentation at the Annual Meeting of Stockholders, although not included in the proxy statement, by January 19, 2015, management proxies may confer discretionary authority to vote on the matters presented at the Annual Meeting of Stockholders by a stockholder in accordance with Rule 14a-4 under the Exchange Act.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, 100 Park Avenue, 16th Floor, New York, New York 10017, Attn: Richard Biele. Mr. Biele will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. Such Report constitutes the Company’s Annual Report to its Stockholders for purposes of Rule 14a-3 under the Exchange Act. Such Report includes the Company’s audited financial statements for the 2013 year and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Richard Biele, Chief Operating Officer and Secretary of the Company, at (212) 984-0635.

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SMG Indium Resources Ltd.

100 Park Avenue, 16th Floor

New York New York 10017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS AILON Z. GRUSHKIN AND RICHARD A. BIELE, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF SMG INDIUM RESOURCES LTD. HELD OF RECORD BY THE UNDERSIGNED ON April 28, 2014, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, JUNE 24, 2014, OR ANY ADJOURNMENT THEREOF.

The Board of Directors recommends that you vote FOR the following nominees:

1. Election of Directors.

☐	FOR ALL THE NOMINEES
☐	WITHHOLD AUTHORITY FOR ALL THE NOMINEES
☐	FOR ALL EXCEPT (see instructions)

☐ Ailon Z. Grushkin	☐ William C. Martin	☐ Frederick C. Wasch
☐ Allan J. Young	☐ Fred Arena

Instructions: to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold for.

The Board of Directors recommends that you vote FOR the following proposal:

2. Advisory vote on the compensation of our named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends that you vote THREE YEARS on the following proposal:

3. Advisory vote to determine the frequency of the advisory vote on compensation of our named executive officers.

☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

The Board of Directors recommends that you vote FOR the following proposal:

4. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned shareholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the director nominees, for every THREE YEARS as the frequency with which the advisory vote on compensation of our named executive officers shall be held, and FOR all other proposals described on this card. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment of the meeting.

Signature of Stockholder(s)

Date

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

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